UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

Lineage Cell Therapeutics, Inc.

(Exact name of registrant as specified in charter)

California	001-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 200 Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(442) 287-8990

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	LCTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2022, Lineage Cell Therapeutics, Inc. (“Lineage” or the “Company”) held its annual meeting of shareholders (the “Annual Meeting”), which involved the election of directors of the Company and two other matters voted upon by Lineage’s shareholders. The matters voted upon at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission (“SEC”) on April 29, 2022 (the “Proxy Statement”). Below is a brief description of each such matter and the final voting results, including the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest whole number.

1.	Shareholders elected the nine nominees named below to Lineage’s board of directors to hold office until the Company’s 2023 annual meeting of shareholders and until their respective successors are duly elected and qualified by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alfred D. Kingsley	66,785,264	7,710,186	42,169,697
Dipti Amin	72,912,627	1,582,822	42,169,697
Deborah Andrews	72,427,659	2,067,791	42,169,697
Don M. Bailey	72,117,400	2,378,050	42,169,697
Neal C. Bradsher	72,708,682	1,786,768	42,169,697
Brian M. Culley	73,206,504	1,288,946	42,169,697
Anula Jayasuriya	72,583,945	1,911,504	42,169,697
Michael H. Mulroy	66,124,715	8,370,735	42,169,697
Angus C. Russell	71,103,265	3,392,185	42,169,697

2.	Shareholders ratified the appointment of WithumSmith+Brown, PC as Lineage’s independent registered public accounting firm for the fiscal year ending December 31, 2022 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,792,115	469,626	1,403,405	—

3.	Shareholders approved, on an advisory basis, the compensation paid to Lineage’s named executive officers, as set forth in the Proxy Statement, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,879,474	1,813,619	1,802,356	42,169,697

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Debt and Note Purchase Agreement, dated June 16, 2017, and Amendment to Debt and Note Purchase Agreement, dated as of June 29, 2017, between registrant and HBL-Hadasit Bio-Holdings Ltd.
10.2†	Share Purchase and Transfer Agreement, dated June 16, 2017, by and among registrant, HBL-Hadasit Bio-Holdings Ltd. and Cell Cure Neurosciences Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* This exhibit previously was filed as Exhibit 10.5 to the Company’s annual report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”) with certain information omitted pursuant to an order issued by the SEC on September 12, 2017 (the “Order”) granting confidential treatment under the Securities Exchange Act of 1934 for such omitted information through June 16, 2022. In accordance with CF Disclosure Guidance: Topic No. 7, the Company is electing to transition to compliance with the requirements set out in Regulation S-K Item 601(b)(10), and, accordingly is refiling this exhibit with portions of it redacted in compliance with Regulation S-K Item 601(b)(10) as indicated therein.

† This exhibit previously was filed as Exhibit 10.6 to the Annual Report with certain information omitted pursuant to the Order granting confidential treatment under the Securities Exchange Act of 1934 for such omitted information through June 16, 2022. In accordance with CF Disclosure Guidance: Topic No. 7, the Company is electing to transition to compliance with the requirements set out in Regulation S-K Item 601(b)(10), and, accordingly is refiling this exhibit with portions of it redacted in compliance with Regulation S-K Item 601(b)(10) as indicated therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage Cell Therapeutics, Inc.

Date: June 17, 2022	By:	/s/ George A. Samuel III
	Name:	George A. Samuel III
	Title:	General Counsel and Corporate Secretary